UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

February 15, 2017

Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	001-34998	75-2926437
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

4699 Old Ironsides Drive, Suite 300 Santa Clara, California 95054
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Registered Offering

On February 15, 2017, Uni-Pixel, Inc. (the “Company”) priced a public offering of 10,530,000 units, each consisting of one share of the Company’s common stock, $0.001 par value per share (“Common Stock”), and a warrant to purchase 45% of one share of Common Stock (the “Warrant”). Investors in the offering purchasing not less than $100,000 in units entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the Company. The purchase price for a unit is $0.95. The closing of the offering is expected to occur on or about February 21, 2017, subject to the satisfaction of certain customary closing conditions.

The Company offered and sold the units, pursuant to an effective registration statement on Form S-3 (File No. 333-203691), filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1993, as amended, on July 6, 2015 and declared effective on July 10, 2015. In addition, the shares of Common Stock issuable upon exercise of the Warrants are also registered on the same registration statement. In the Purchase Agreement, the Company has agreed to maintain an effective registration statement covering the issuance of the Common Stock issuable upon exercise of the Warrants.

The Company expects to receive net proceeds of approximately $9.1 million at the closing, after deducting commissions to the Placement Agent (as defined below) and estimated offering expenses associated with the offering payable by the Company.

The units will not be issued or certificated. The Warrants will be issued in certificated physical form and may be transferred separately immediately thereafter. The Warrants will not be listed on any national securities exchange or other trading market, and no trading market for the Warrants is expected to develop.

The form of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Additional Terms of the Purchase Agreement

The terms of the Purchase Agreement limit the Company’s ability to issue securities in the future:

●	Until 90 days after the closing of the offering, the Company may not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock, or any security which would entitle the holder to acquire at any time shares of Common Stock.

●	Until 90 days after the closing of the offering, the Company may not effect or enter into an agreement to effect any issuance of shares of Common Stock or any security which would entitle the holder to acquire at any time shares of Common Stock involving a Variable Rate Transaction (as defined in the Purchase Agreement). The term “Variable Rate Transaction” generally means a transaction in which the Company issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (a) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (b) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the Company’s business or the market for the Common Stock.

●	For one year after the closing of the offering, the Company may not effect or enter into an agreement to effect any issuance of shares of Common Stock, or any security which would entitle the holder to acquire at any time shares of Common Stock, involving an equity line of credit, an at-the-market offering (as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (“Securities Act”), or similarly structured transactions whereby we may issue securities at a future determined price.

However, the limitations on securities issuances described above do not apply to the issuance of: (a) shares of Common Stock or options to the Company’s employees, officers or directors pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Company’s board of directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company; (b) securities upon the exercise, exchange or conversion of the Warrants and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date the Company entered into the Purchase Agreement, subject to certain limitations; and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the Company’s disinterested directors, subject to certain limitations, provided that none of the issuances listed above are Variable Rate Transactions (other than with respect to the transactions described in clause (b) of this paragraph).

The Purchase Agreement also contains customary representations, warranties, covenants, including indemnifications, and closing conditions.

Terms of the Warrants

The Company intends to enter into Warrants with Investors. The Warrants will be exercisable upon issuance and will remain exercisable until the fifth anniversary of the date of issuance. The initial exercise price of the Warrants will be subject to adjustments for stock splits and similar events. Under certain circumstances, the holders of the Warrants may elect to exercise them through a cashless exercise, in which case the holders will receive upon such exercise the “net number” of shares of Common Stock determined according to the formula set forth in the Warrants and the Company will not receive the cash exercise price.

A holder may not exercise a Warrant and we may not issue shares of Common Stock under a Warrant if, after giving effect to the exercise or issuance, the holder together with its affiliates would beneficially own in excess of 4.99% of the outstanding shares of our Common Stock. At each holder’s option, the cap may be increased or decreased to any other percentage not in excess of 9.99%, except that any increase will not be effective until the 61st day after notice to us.

The holders of the Warrants are entitled to acquire options, convertible securities or rights to purchase the Company’s securities or property granted, issued or sold pro rata to the holders of its Common Stock on an “as if exercised for Common Stock” basis. The holders of the Warrants are entitled to receive any dividend or other distribution of the Company’s assets (or rights to acquire its assets), at any time after the issuance of the Warrants, on an “as if exercised for Common Stock” basis. The Warrants prohibit the Company from entering into transactions constituting a “fundamental transaction” (as defined in the Warrants) unless the successor entity assumes all of the Company’s obligations under the Warrants and the other transaction documents in a written agreement approved by the “required holders” of the Warrants. The definition of “fundamental transactions” includes, but is not limited to, mergers, a sale of all or substantially all of the Company’s assets, certain tender offers and other transactions that result in a change of control.

The form of the Warrant is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Leak-Out Agreement

Each investor purchasing more than $10,000 of units has entered into a separate and substantially similar leak-out agreement with the Company. Under the leak-out agreements, during the specified period commencing on February 15, 2017 and ending on March 2, 2017, each such investor (together with certain of its affiliates) may not sell, dispose or otherwise transfer, directly or indirectly (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions), on any trading day, shares purchased in this offering and the shares of Common Stock issuable upon exercise of the Warrants in an amount more than a specified percentage of the trading volume of the Common Stock on the principal trading market, subject to certain exceptions such as any actual “long” (as defined in Regulation SHO of the Securities Exchange Act of 1934, as amended) sales greater than $1.10. The aggregate trading volume for all investors is 35% of the trading volume of the Common Stock on the principal trading market during each trading day during the above referenced leak-out period, subject to certain exception.

The form of the leak-out agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Placement Agent

Roth Capital Partners, LLC acted as the lead placement agent for the offering (the “Representative”) and Ladenburg Thalmann and The Benchmark Company to act as the co-placement agents (together with the Representative, the “Placement Agents”) pursuant to the terms of a Placement Agency Agreement, dated February 15, 2017 (the “Placement Agency Agreement”). The Company’s engagement of the Placement Agents expires 15 days from the date of the Placement Agency Agreement. In connection with the closing of the offering, the Company expects to pay the Placement Agents a cash fee equal to approximately $700,245, an amount equal to 7% of the gross proceeds received by the Company from the sale of the units. The Company has agreed to reimburse the Representative’s expenses up to a maximum of $80,000.

Additionally, the Company has agreed to indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act or to contribute to payments the Placement Agent may be required to make because of those liabilities.

The Placement Agency Agreement also contains customary representations, warranties, covenants and closing conditions.

The form of Placement Agency Agreement is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Disclaimers of Representations and Warranties

The representations and warranties of the Company and its subsidiaries contained in the Purchase Agreement and the Placement Agency Agreement have been made solely for the benefit of the parties thereto. In addition, such representations and warranties (a) have been made only for purposes of such documents, (b) in some cases, have been qualified by documents filed with, or furnished to, the Securities and Exchange Commission by the Company before the date of the Purchase Agreement and the Placement Agency Agreement, (c) are subject to materiality qualifications contained therein which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Purchase Agreement and the Placement Agency Agreement, or such other date as is specified in such documents, and (e) have been included in the Purchase Agreement and the Placement Agency Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.

Accordingly, the Purchase Agreement and the Placement Agency Agreement are included with this filing only to provide investors with information regarding the terms of such documents, and not to provide investors with any other factual information regarding the Company or its subsidiaries or their respective business. You should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement and the Placement Agency Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement and Placement Agency Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company and its subsidiaries that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that the Company files with the Securities and Exchange Commission.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as “expect,” “believe,” “will,” “should,” “would” or comparable terminology or by discussions of strategy. While the Company believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, the Company’s ability to close the offering described herein and whether holders of the Warrants will exercise them for cash and other risks and uncertainties included in the Company’s filings with the Securities and Exchange Commission. The Company assumes no duty to update any forward-looking statements.

Item 8.01 Other Events.

On February 15, 2017, the Company issued a press release announcing the pricing terms of the offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant
5.1	Opinion of Crowell & Moring LLP
10.1	Form of Securities Purchase Agreement, dated February 15, 2017, among Uni-Pixel, Inc. and the purchasers party thereto
10.2	Form of Leak-Out Agreement
10.3	Placement Agency Agreement, dated February15, 2017, among Uni-Pixel, Inc. and Roth Capital Partners, LLC
23.1	Consent of Crowell & Moring LLP (contained in Exhibit 5.1 above)
99.1	Press Release issued by Uni-Pixel, Inc. on February 15, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNI-PIXEL, INC.

By:	/s/ Christine Russell
Christine Russell
Chief Financial Officer

Date: February 15, 2017

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant
5.1	Opinion of Crowell & Moring LLP
10.1	Form of Securities Purchase Agreement, dated February 15, 2017, among Uni-Pixel, Inc. and the purchasers party thereto
10.2	Form of Leak-Out Agreement
10.3	Placement Agency Agreement, dated February15, 2017, among Uni-Pixel, Inc. and Roth Capital Partners, LLC
23.1	Consent of Crowell & Moring LLP (contained in Exhibit 5.1 above)
99.1	Press Release issued by Uni-Pixel, Inc. on February 15, 2017